December 31, 2019
Dear Valued Customer,
As a customer of Kansas City Life Insurance Company, we want to be sure you have the information you need to accurately plan for your financial future. With this in mind, inside this book, you will find the annual reports dated December 31, 2018, for the 59 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract(s).
Please call your registered representative or Kansas City Life at 800-616-3670, press 0, if you have questions about the Annual Report of Funds or your Century II variable contract(s). You can also access information about your Century II variable contract(s) at www.kclife.com. As always, use the assistance of your registered representative to look at the big picture and evaluate your financial plan.
We appreciate your business and thank you for the trust you have placed in us.
Sincerely, /s/ R. Philip Bixby R. Philip Bixby, President, CEO and Chairman of the Board, Kansas City Life Insurance Company